                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Kevin J.
Tierney and John-Paul DeRosa his or her true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for and in the name, place and stead of the undersigned, in the undersigned's capacity as a Director of UNUM Corporation, from time to time, to sign

     (i) any and all post-effective amendments to Registration Statement No. 33-31270 under the Securities Act of 1933, relating to the UNUM Employees Retirement Savings Plan and Trust;

     (ii) any and all post-effective amendments to Registration Statement No. 33-60124 under such Act, relating to the Colonial Companies, Inc. Security Saver Plan; and

    (iii) a new Registration Statement to be filed under such Act on Form S-8 prior to January 1, 1997 to register additional shares of Common Stock for use in connection with either of such plans, and any and all pre- and post-effective amendments to such Registration Statement;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Witness our signatures on the date(s) set forth below:


Signature                           Title             Date


/s/ Gayle O. Averyt                 Director   December 13, 1996
Gayle O. Averyt


/s/ Robert E. Dillon, Jr.           Director   December 13, 1996
Robert E. Dillon, Jr.


/s/ Gwain H. Gillespie              Director   December 13, 1996
Gwain H. Gillespie


/s/ Ronald E. Goldsberry            Director   December 13, 1996
Ronald E. Goldsberry


                                    Director   December   , 1996
Donald W. Harward


/s/ George J. Mitchell              Director   December 13, 1996
George J. Mitchell


                                    Director   December   , 1996
Cynthia A. Montgomery


/s/ James L. Moody, Jr.             Director   December 13, 1996
James L. Moody, Jr.


/s/ Lawrence R. Pugh                Director   December 13, 1996
Lawrence R. Pugh


/s/ Lois Dickson Rice               Director   December 13, 1996
Lois Dickson Rice


/s/ John W. Rowe                    Director   December 13, 1996
John W. Rowe

                            POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Kevin J. Tierney and John-Paul DeRosa my true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, from time to time, to sign

     (i) any and all post-effective amendments to Registration Statement No. 33-31270 under the Securities Act of 1933, relating to the UNUM Employees Retirement Savings Plan and Trust; and

     (ii) a new Registration Statement to be filed under such Act on Form S-8 prior to January 1, 1997, to register additional shares of Common Stock for use in connection with such plan, and any and all pre- and post-effective amendments to such Registration Statement;

and to file the same, with all exhibits thereto, and other documents in connection therewith (including, without limitation, any annual report of such plan on Form 11-K), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Witness my signature on the date set forth below:


Date:  December 17, 1996                  /s/ Eileen C. Farrar
                                          Eileen C. Farrrar

                            POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Kevin J. Tierney and John-Paul DeRosa my true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, from time to time, to sign

     (i) any and all post-effective amendments to Registration Statement No. 33-60124 under the Securities Act of 1933, regarding securities offered through the Colonial Companies, Inc. Security Saver Plan (the "Colonial Plan");

     (ii) any and all post-effective amendments to Registration Statement No. 33-31270 under such Act, to include in such Registration Statement securities offered through the Colonial Plan and to provide for the merger of the Colonial Plan with the UNUM Employees Retirement Savings Plan and Trust (the "UNUM Plan"); and

    (iii) a new Registration Statement to be filed under such Act on Form S-8 prior to January 1, 1997, to register additional shares of Common Stock for use in connection with either the Colonial Plan or the UNUM Plan, and any and all pre- and post-effective amendments to such Registration Statement;


to file the same, with all exhibits thereto, and other documents in connection therewith (including, without limitation, a Form 15 notice of suspension of duty to file reports under the Securities Exchange Act of 1934), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Witness my signature on the date set forth below:


Date:  December 16, 1996            /s/ Paul H. Clifton. Jr
                                    Paul H. Clifton, Jr.